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Exhibit 10.8

REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of October    , 2003, by and among Crosstex Energy Holdings Inc., a Delaware corporation (the "Company"); Yorktown Energy Partners IV, L.P., a Delaware limited partnership, Yorktown Energy Partners V, L.P., a Delaware limited partnership and Lubar Nominees, a general partnership (the "Investor Stockholders"); Barry E. Davis, A. Chris Aulds, James R. Wales, William W. Davis, Jack M. Lafield, Michael P. Scott, Lisa M. Brecht, John W. Daugherty, Mike Hopkins, Mark E. Huff, Marc Lyons, Rodney A. Madden, Stewart McCorkle and Dale Wilson (the "Management Stockholders"). The Investor Stockholders and the Management Stockholders are herein sometimes called the "Stockholders".

RECITALS

        WHEREAS, in connection with that certain Agreement Regarding 2003 Registration Statement and Waiver and Termination of Stockholders' Agreement dated as of                         , 2003 between the Company, the Investor Stockholders and the Management Stockholders, the Company, the Investor Stockholders and the Management Stockholders desire to enter into this Agreement in order to grant the registration rights as set forth below.

AGREEMENT

  1.
  Definitions

        For purposes of this Agreement, the following terms have the following meanings:

          (a)   "Affiliate" means, when used with respect to a specified Person, any other Person which, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such Person, and any directors, officers, partners or 5% or more owners of such Person, including without limitation, with respect to the Investor Stockholders, Yorktown IV Company LLC, a Delaware limited liability company, Yorktown Partners LLC, a Delaware limited liability company, or an entity managed or otherwise controlled (by contract or otherwise) by Yorktown IV Company LLC or Yorktown Partners LLC;

          (b)   "Common Stock" means shares of common stock, par value $.01 per share, of the Company;

          (c)   "Common Stock Equivalent" means (without duplication with any other Common Stock or Common Stock Equivalents) any rights, warrants, options, convertible securities or Indebtedness, exchangeable securities or Indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock of the Company and securities convertible or exchangeable into Common Stock (at the time of issuance or upon the passage of time or the occurrence of some future event), including the shares of Common Stock issuable upon conversion of the Series A and Series B Preferred Stock;

          (d)   "Disposition" means any sale, assignment, hypothecation, gift, inter vivos transfer, pledge, mortgage or other encumbrance, or any other disposition of capital stock of the Company whatsoever, whether voluntary or involuntary;

          (e)   "Equity Securities" means any capital stock of the Company, any securities directly or indirectly convertible into, or exercisable or exchangeable for, any capital stock of the Company, or any right, option, warrant or other security which, with the payment of additional consideration, the expiration of time or the occurrence of any event shall give the holder thereof the right to acquire any capital stock of the Company or any security convertible into or exercisable or exchangeable for, any capital stock of the Company;

          (f)    "Excluded Registration" means a registration under the Securities Act of (i) securities issuable under employee compensation or benefit programs or otherwise on Form S-8 or an equivalent form, or (ii) securities issuable under an exchange offer or an offering of securities solely to the existing stockholders or employees of the Company or to the existing stockholders of another company in connection with a merger or acquisition or otherwise on Form S-4 or an equivalent form;

          (g)   "Indebtedness" means (i) indebtedness for borrowed money or for the deferred purchase price of property or services or which is evidenced by a note, bond, debenture, or similar instrument, (ii) obligations under any financing lease, (iii) obligations in respect of letters of credit, acceptances, or similar obligations, (iv) guaranty obligations, and (v) liabilities secured by any lien on any property owned by the Person, whether or not the Person has assumed or otherwise become liable for the payment thereof;

          (h)   "Person(s)" means an individual, partnership, limited partnership, limited liability company, foreign limited liability company, trust, estate, corporation, custodian, trustee, executor, administrator, nominee or entity in a representative capacity;

          (i)    "register," "registered" and "registration" means a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or similar document;

          (j)    "Registrable Shares" means at any time the shares of Common Stock and any other Equity Securities issued or issuable with respect thereto by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided, however, that Registrable Shares shall not include any shares (i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration, or (ii) which have been sold to the public pursuant to Rule 144 of the SEC under the Securities Act;

          (k)   "Registrable Shares then outstanding" means the number of shares of Common Stock and Equity Securities outstanding which are, and the number of shares of Common Stock and Equity Securities issuable pursuant to then exercisable or convertible securities which are, Registrable Securities;

          (l)    "SEC" means the Securities and Exchange Commission;

          (m)  "Securities" Act means the Securities Act of 1933, as amended; and

          (n)   "Stockholder" means any person owning or having the right to acquire Registrable Securities who is a party to this Agreement as of the date hereof.

  2.
  Request for Registration

          (a)   If the Company shall receive a written request from either at least 50% of the Registrable Securities held by (i) the Management Stockholders or (ii) the Investor Stockholders that the Company file a registration statement under the Securities Act covering the registration of the requesting Management or Investor Stockholders' Registrable Securities, then the Company shall use commercially reasonable efforts to effect as soon as practicable the registration under the Securities Act of all of the Registrable Securities; provided, however, that the Registrable Securities requested to be registered must have an anticipated aggregate offering price of $25,000,000 (prior to the deduction of underwriting discounts and commissions).

          (b)   The Company is obligated to effect two registrations for the Management Stockholders and four registrations for the Investor Stockholders pursuant to this Section 2; provided, however,

  that the Company shall not be required to effect more than [two] registrations in any 12-month period.

          (c)   Notwithstanding the foregoing, if the Company shall furnish, as applicable, to the Management Stockholders or the Investor Stockholders requesting a registration pursuant to Section 2 (a) within 30 days of receiving such request a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for up to two periods of not more than 45 days each after receipt of the request of the Management Stockholders or Investor Stockholders, as applicable; provided, however, that the Company may not use this right more than once (for a total of up to 90 days) in any 12-month period; provided, however, that the Company shall promptly notify the Management Stockholders or Investor Stockholders, as applicable, requesting a registration pursuant to this Section 2 of any decision by the Company to abandon or indefinitely delay such public offering.

  3.
  Company Registration

          (a)   Piggyback Registration

        Each time the Company proposes to register any of its Equity Securities (other than pursuant to an Excluded Registration) under the Securities Act for sale to the public (whether for the account of the Company or the account of any security holder of the Company) or proposes to make such an offering of equity securities pursuant to a previously filed registration statement pursuant to Rule 415 under the Securities Act (such as a "universal shelf" registration statement) and the form of registration statement to be used permits the registration of Registrable Shares, the Company shall give prompt written notice to each Stockholder, holding Registrable Shares (which notice shall be given not less than 30 days prior to the effective date of the Company's registration statement), which notice shall offer each such Stockholder the opportunity to include any or all of its or his Registrable Shares in such registration statement, subject to the limitations contained in Section 3(b) hereof. Each Stockholder who desires to have its or his Registrable Shares included in such registration statement shall so advise the Company in writing (stating the number of shares desired to be registered) within 20 days after the date of such notice from the Company. Any Stockholder shall have the right to withdraw such Stockholder's request for inclusion of such Stockholder's Registrable Shares in any registration statement pursuant to this Section 3(a) by giving written notice to the Company of such withdrawal. Subject to Section 3(b) below, the Company shall include in such registration statement all such Registrable Shares so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other Equity Securities originally proposed to be registered.

          (b)   Priority on Registration

        If (i) a registration pursuant to Section 3(a) involves an underwritten offering of the securities being registered to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms customary and appropriate for such a transaction and (ii) the lead managing underwriter of such underwritten offering shall inform the Company by letter of its belief that the amount of Registrable Shares requested to be included in such registration exceeds the amount which can be sold in (or during the time of) such offering within a price range acceptable to the Stockholders requesting registration pursuant to Section 3(a), then the Company will include in such registration such amount of securities which the Company is so advised can be sold in (or during the time of) such offering pro rata on the basis of the amount of such Registrable Shares so proposed to be sold and so requested to be included by the Stockholders;

provided, however, that (A) if the underwritten registration is a primary offering on behalf of the Company, any shares requested to be included in the registration statement (or registration statements) for any Person other than the Stockholders shall be eliminated first prior to any such pro rata reduction, (B) if the underwritten registration is a secondary offering pursuant to Section 2, any shares requested to be included in the registration statement (or registration statements) for any Person other than the requesting Management Stockholders or Investor Stockholders, as applicable, shall be eliminated prior to any such pro rata reduction, (C) if the underwritten registration is a secondary offering on behalf of any holder(s) of Common Stock, other than pursuant to section 2, the shares requested to be included therein by the holders requesting such registration and the Registrable Shares requested to be included by the Stockholders shall be included pro rata on the basis of the number of shares held by each such holder and (D) no such reduction shall reduce the securities being offered by the Company for its own account.

  4.
  Obligations of Purchaser

        A Stockholder shall not participate in any registration statement hereunder unless such Stockholder agrees to (i) sell its Registrable Shares on the basis provided in any customary underwriting arrangements approved by the Company and (ii) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; provided, however, that a Stockholder shall not be required to make any representations or warranties in connection with any such registration other than representations and warranties as to (A) the Stockholder's ownership of Registrable Shares to be sold or transferred free and clear of all liens, claims, and encumbrances, (B) the Stockholder's power and authority to effect such transfer, and (C) such matters pertaining to compliance with securities laws as may be reasonably requested.

  5.
  Holdback Agreement

        Unless the managing underwriter otherwise agrees, each of the Company and the Stockholders agree, and the Company agrees, in connection with any underwritten registration, to use its reasonable efforts to cause its Affiliates to agree, not to effect any public sale or private offer or distribution of any Common Stock or Common Stock Equivalents during the ten business days prior to the effectiveness under the Securities Act of any underwritten registration and during such time period after the effectiveness under the Securities Act of any underwritten registration (not to exceed 120 days) (except, if applicable, as part of such underwritten registration) as the Company and the managing underwriter may agree.

  6.
  Registration Procedures

        Whenever any Stockholder has requested that any Registrable Shares be registered pursuant to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of Disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a)   prepare and file with the SEC a registration statement on any appropriate form under the Securities Act with respect to such Registrable Shares and use its commercially reasonable efforts to cause such registration statement to become effective;

          (b)   prepare and file with the SEC such amendments, post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 180 days (or such lesser period as is necessary for the underwriters in an underwritten offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the Disposition of all securities covered by such registration statement during such period in accordance with the intended methods of Disposition by the sellers thereof set forth in such registration statement;

          (c)   furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as such seller or underwriters may reasonably request in order to facilitate the Disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters (it being understood that, subject to Section 9 and the requirements of the Securities Act and applicable state securities laws, the Company consents to the use of the prospectus and any amendment or supplement thereto by each seller and the underwriters in connection with the offering and sale of the Registrable Shares covered by the registration statement of which such prospectus, amendment or supplement is a part);

          (d)   use its commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests; use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective; and do any and all other acts and things which may be reasonably necessary or advisable to enable each seller to consummate the Disposition of the Registrable Shares owned by such seller in such jurisdictions (provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) consent to general service of process in any such jurisdiction);

          (e)   promptly notify each seller and each underwriter and (if requested by any such Person) confirm such notice in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (ii) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Shares under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, and (iii) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, as promptly as practicable thereafter, prepare and file with the SEC and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such Registrable Shares, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f)    if requested by the managing underwriter or any seller promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or any seller reasonably requests to be included therein, including, without limitation, with respect to the Registrable Shares being sold by such seller, the purchase price being paid therefor by the underwriters and with respect to any other terms of the underwritten offering of the Registrable Shares to be sold in such offering, and promptly make all required filings of such prospectus supplement or post-effective amendment;

          (g)   as promptly as practicable after filing with the SEC of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver a copy of each such document to each seller;

          (h)   cooperate with the sellers and the managing underwriter to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or such sellers may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

          (i)    promptly make available for inspection by any seller, any underwriter participating in any Disposition pursuant to any registration statement, and any attorney, accountant or other agent or representative retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement; provided, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Company shall not be required to provide any information under this subparagraph (i) if (A) the Company believes, after consultation with counsel for the Company, that to do so would cause the Company to forfeit an attorney-client privilege that was applicable to such information or (B) if either (1) the Company has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (2) the Company reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (A) or (B) such Stockholder requesting such information agrees to enter into a confidentiality agreement in customary form and subject to customary exceptions; and provided, further that such Stockholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

          (j)    furnish to each seller underwriter a signed counterpart of (i) an opinion or opinions of counsel to the Company, and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the sellers or managing underwriter reasonably requests;

          (k)   cause the Registrable Shares included in any registration statement to be (i) listed on each securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) authorized to be quoted and/or listed (to the extent applicable) on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") or the NASDAQ National Market System if the Registrable Shares so qualify;

          (l)    provide a CUSIP number for the Registrable Shares included in any registration statement not later than the effective date of such registration statement;

          (m)  cooperate with each seller and each underwriter participating in the Disposition of such Registrable Shares and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD");

          (n)   during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

          (o)   notify each seller of Registrable Shares promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;

          (p)   prepare and file with the SEC promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Company or the managing underwriter, is required in connection with the distribution of the Registrable Shares;

          (q)   enter into such agreements (including underwriting agreements in the managing underwriter's customary form) as are customary in connection with an underwritten registration; and

          (r)   advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

  7.
  Suspension of Dispositions

        Each Stockholder agrees by acquisition of any Registrable Shares that, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind described in Section 6(e)(iii) such Stockholder will forthwith discontinue Disposition of Registrable Shares until such Stockholder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Stockholder will deliver to the Company all copies, other than permanent file copies then in such Stockholder's possession, of the prospectus covering such Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of registration statements set forth in Section 6(b) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice. The Company shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

  8.
  Registration Expenses

        All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, (i) all registration and filing fees, (ii) all fees and expenses associated with filings required to be made with the NASD (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E of the By-Laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD, (iii) fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Shares), (iv) rating agency fees, (v) printing expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a holder of Registrable Shares), (vi) messenger and delivery expenses, (vii) the Company's internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), (viii) the fees and expenses incurred in connection with any listing of the Registrable Shares, (ix) fees and expenses of counsel for the Company and fees and expenses of the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), (x) securities acts liability insurance (if the Company elects to obtain such insurance), (xi) the fees and expenses of any special experts retained by the Company in connection with such registration, (xii) the fees and expenses of other Persons retained by the Company and (xiii) reasonable fees and expenses of one firm of counsel for the sellers (which shall be selected by the holders of a majority of the Registrable Shares being included in any particular registration statement) (all such expenses being herein called "Registration Expenses"), will be borne by the Company whether or not any registration statement becomes effective; provided that, except as expressed otherwise provided above, in no event shall Registration Expenses include any underwriting discounts or commissions and transfer taxes.

  9.
  Indemnification

          (a)   The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each seller of Registrable Shares, and each of its employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the "Seller Affiliates") (i) against any and all losses, claims, damages, liabilities, and expenses, joint or several (including, without limitation, attorneys' fees and disbursements except as limited by Section 9(c)) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or preliminary prospectus relating to the offer and sale of Registrable Shares, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, and (iii) against any and all costs and expenses (including reasonable fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission, to the extent that any such expense or cost is not paid under subparagraph (i) or (ii) above; except insofar as the same are made in reliance upon and in strict conformity with information furnished in writing to the Company by such seller or any Seller Affiliate for use therein or arise from such seller's or any Seller Affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such seller or Seller Affiliate with a sufficient number of copies of the same. The reimbursements required by this Section 9(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

          (b)   In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by law, each such seller will indemnify the Company and its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) against any and all losses, claims, damages, liabilities, and expenses (including, without limitation, reasonable attorneys' fees and disbursements except as limited by Section 9(c)) resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, or any preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished in writing by such seller or any of its Seller Affiliates specifically for inclusion in the registration statement; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement; provided, however, that such seller of Registrable Shares shall not be liable in any such case to the extent that prior to the filing of any such registration statement or prospectus or amendment thereof or supplement thereto, such seller has furnished in writing to the Company information expressly for use in such registration statement or prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company.

          (c)   Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (i) the indemnifying party has agreed to pay such fees or expenses, or (ii) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person. If such defense is not assumed by the indemnifying party as permitted hereunder, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). If such defense is assumed by the indemnifying party pursuant to the provisions hereof, such indemnifying party shall not settle or otherwise compromise the applicable claim unless (i) such settlement or compromise contains a full and unconditional release of the indemnified party or (ii) the indemnified party otherwise consents in writing. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.

          (d)   Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 9(a) or Section 9(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties, relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation (even if the Stockholders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this

  Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 9(c), defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Stockholder shall be required to contribute an amount greater than the dollar amount by which the proceeds received by such Stockholder with respect to the sale of any Registrable Shares exceeds the amount of damages which such Stockholder has otherwise been required to pay by reason of such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Stockholders' obligations in this Section 9(d) to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.

        If indemnification is available under this Section 9, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 9(a) and Section 9(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 9(d).

          (e)   The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the transfer of securities.

  10.
  Termination of Registration Rights

        The registration rights granted under Sections 2 and 3 of this Agreement shall terminate as to each Stockholder when the Registrable Securities cease to be Registrable Securities; provided, however, that the provisions of Section 9 shall survive the termination of this Agreement.

  11.
  Miscellaneous

          (a)   Notices

        Any notice, demand or other communication which any party to this Agreement may be required, or may elect, to give to anyone interested hereunder shall be validly given if personally delivered or sent by facsimile, registered or certified mail, return receipt requested, or reputable overnight courier service (providing next business day service), addressed to the recipient as follows:

        If to the Company:

  Crosstex Energy Services, Inc.
  2501 Cedar Springs, Suite 600
  Dallas, Texas 75201
  Attention: Barry E. Davis
  Facsimile No.: (214) 953-9501

  With additional copies to:

  Bryan Lawrence
  Yorktown Energy Partners IV, L.P.
  410 Park Avenue
  New York, New York 10022-4407
  Facsimile No.: (212) 515-2105

  Jeffrey A. Zlotky
  Thompson & Knight L.L.P.
  1700 Pacific Avenue, Suite 3300

  Dallas, Texas 75201
  Facsimile No.: (214) 969-1751

  Joe A. Davis
  Hunton & Williams
  Energy Plaza, 30/F
  1601 Bryan Street
  Dallas, Texas 75201
  Facsimile No.: (214) 880-0011

        If to any Stockholder, to such Stockholder's address as set forth opposite such Stockholder's name on the counterpart signature page to this Agreement; or, in either case, to such other address as such party may designate by written notice to the other in accordance with the provisions of this Section 11(a). Notice shall be deemed to have been given when delivered personally or on the first business day following confirmation of the receipt of a facsimile, five (5) business days following the date of deposit with the U.S. Post Office or on the first business day following deposit with the office of such reputable courier service.

          (b)   Entire Agreement

        This Agreement, together with the Exhibits and Annexes and other writings referred to herein or delivered pursuant hereto, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

          (c)   Binding Effect; Assignment; No Third Party Benefit

        This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns. Except as otherwise expressly provided in this Agreement, neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. Nothing in this Agreement, express or implied, is intended to or shall confer upon any person other than the parties hereto, and their respective heirs, legal representatives, successors, and permitted assigns, any rights, benefits, or remedies of any nature whatsoever under or by reason of this Agreement.

          (d)   Severability

        If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

          (e)   GOVERNING LAW

        THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

          (f)    Descriptive Headings

        The descriptive headings herein are inserted for convenience of reference only, do not constitute a part of this Agreement, and shall not affect in any manner the meaning or interpretation of this Agreement.

          (g)   Gender

        Pronouns in masculine, feminine, and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

          (h)   References

        All references in this Agreement to Sections and other subdivisions refer to the Sections and other subdivisions of this Agreement unless expressly provided otherwise. The words "this Agreement," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Whenever the words "include," "includes" and "including" are used in this Agreement, such words shall be deemed to be followed by the words "without limitation." Each reference herein to an Exhibit refers to the item identified separately in writing by the parties hereto as the described Exhibit or Annex to this Agreement. All Exhibits and Annexes are hereby incorporated in and made a part of this Agreement as if set forth in full herein.

          (i)    Injunctive Relief

        The parties hereto acknowledge and agree that irreparable damage would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement, and shall be entitled to enforce specifically the provisions of this Agreement, in any court of the United States or any state thereof having jurisdiction, in addition to any other remedy to which the parties may be entitled under this Agreement or at law or in equity.

          (j)    Consent to Jurisdiction

              (i)  The parties hereto hereby irrevocably submit to the exclusive jurisdiction of the courts of the State of Delaware and the federal courts of the United States of America located in Delaware, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. This consent to jurisdiction is being given solely for purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a party to this Agreement may become involved.

             (ii)  Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action, or proceeding of the nature specified in subsection (a) above by the mailing of a copy thereof in the manner specified by the provisions of Section 7.1.

            (iii)  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

          (k)   Amendment

        The provisions of this Agreement may only be amended, waived or modified with a written instrument duly executed by a Super-Majority in Interest. Notwithstanding the immediately preceding sentence, with respect to any change, modification or amendment to this Agreement which is necessary to admit an additional Stockholder in the manner expressly permitted by this Agreement, such change, modification or amendment may be contained in a written instrument executed solely by the Company, provided that the Company notifies the Stockholders of such change, modification or amendment.

          (l)    Waiver

        No failure or delay by a party hereto in exercising any right, power, or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

          (m)  Counterparts

        This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

YORKTOWN ENERGY PARTNERS IV, L.P.
By:	Yorktown IV Company LLC, its General Partner
By:
Name:
Title:
Address: 410 Park Avenue New York, New York 10022

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

YORKTOWN ENERGY PARTNERS V, L.P.
By:	Yorktown V Company LLC, its General Partner
By:
Name:
Title:
Address: 410 Park Avenue New York, New York 10022

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LUBAR NOMINEES
By:	David J. Lubar, a general partner
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Barry E. Davis
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

A. Chris Aulds
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

James R. Wales
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

William W. Davis
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Jack M. Lafield
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Michael P. Scott
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Lisa M. Brecht
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

John W. Daugherty
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Mike Hopkins
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Mark E. Huff
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Marc Lyons
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Rodney A. Madden
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Stewart McCorkle
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Dale Wilson
Address:

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

CROSSTEX ENERGY HOLDINGS INC.
By:
Name:
Title:

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  Exhibit 10.8
REGISTRATION RIGHTS AGREEMENT